ConnectOne Bancorp, Inc.

CNOB

Investor Presentation

November 2022

About ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc. is a modern financial services company with $9.5 billion in assets. It operates through its bank subsidiary, ConnectOne Bank, and its fintech subsidiary, BoeFly. ConnectOne Bank is a high-performing commercial bank offering a full suite of products and services with a focus on small to middle-market businesses.

The bank's continuous investments in technology coupled with top talent allow ConnectOne to operate a "branch-lite" model, making for a highly efficient business model. BoeFly is a fintech marketplace that connects borrowers in the franchise space with funding solutions through a network of partner banks.

$9.5 Billion in Total Assets

Founded in 2005 to capitalize on poor customer service offered to middle market clients by other institutions

Commercial Clients a Primary Focus

90% of loan portfolio

65% of deposit base

Robust Performance & Profitability

Q3 2022 1.27% Return on Average Assets

Q3 2022 2.17% Pre-Provision Net Revenue[1] / Avg. Assets

Q3 2022 13.2% ROATCE[1]

Strong Culture

Client first and sense of urgency in every business decision from top to bottom of organization

Best-in-Class Efficiency

One of the most efficient banks in the U.S. due to structure, use of technology and operating philosophy

$9.5B
in assets
September 30, 2022

$7.3B
in deposits
September 30, 2022

$7.9B
in loans
September 30, 2022

Source: Company Filings, S&P Global Market Intelligence
1. Please refer to Non-GAAP reconciliation in Appendix.

High Operating Performance

2022 Q3 Financial Highlights

2.17% PPNR[1] as a % of average assets	**11.0%** T1 Leverage Ratio	**1.31%** Core Return on Assets [2]	**13.2%** Return on Tangible Common Equity
3.68% Net Interest Margin	**38.4%** Efficiency Ratio	**0.39%** Non-performing Asset Ratio[3]	**7.7%** YoY TBV/Share Growth

Note: See Appendix
[1] PPNR represents pre-tax net income excluding the impact of merger and restructuring charges and provision for loan losses. See appendix for a reconciliation of GAAP and non-GAAP measures.
[2] As reported by S&P Global Intelligence
[3] Excludes loans secured by taxi medallions

Strong Core Net Interest Margin

Yields and Costs



4.47%
4.68%
5.08%
4.80%
4.59%
4.50%
4.67%
4.77%
4.29%
4.49%
4.87%
4.47%
4.20%
4.15%
4.41%
4.56%
0.89%
1.29%
1.62%
1.08%
0.58%
0.49%
0.55%
0.96%
2017Y 1
2018Y 1
2019Y 1
2020Y 1
2021Y 1
1Q 22 2
2Q 22 2
3Q 22 2
Loans
Interest-earning Assets
Cost of Funds

Net Interest Margin [3]



3.45 %
3.40 %
3.35 %
3.46 %
3.66 %
3.71 %
3.91 %
3.68 %
3.40 %
3.28 %
3.35 %
3.09 %
3.02 %
3.02 %
3.27 %
3.36 %
2017Y 1
2018Y 1
2019Y 1
2020Y 1
2021Y 1
1Q 22 2
2Q 22 2
3Q 22 2
Peers 4
CNOB

Source: Company Filings, S&P Global Market Intelligence

1. *Represents average rates for the full year periods*
2. *Represents annualized metrics for the quarters ended March 31, 2022, June 20, 2022 and September 30, 2022, respectively*
3. *Net Interest Margin and Interest-Earnings Assets are reflected on a fully taxable equivalent basis.*
4. *Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP & WASH.*

Robust Profitability and Capital Generation

Return on Average Assets



1.69%
1.54%
1.56%
1.28%
1.17%
1.22%
0.96%
0.93%
1.07%
1.12%
1.19%
1.12%
1.17%
1.22%
0.95%
0.82%
2017Y 2018Y 2019Y 2020Y 2021Y 1Q 22 2Q 22 3Q 22
CNOB
Peers(1)

Tangible Book Value per Share Growth



11% CAGR
v. peer median of <2%
$13.01
$14.42
$16.06
$17.49
$20.12
$20.93
2017Y 2018Y 2019Y 2020Y 2021Y 3Q 22
Bank of New Jersey

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix..
1 *As reported by S&P Global Market Intelligence, peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.*

Non-Interest Income

Diversification of Revenue


BoeFly
• Strong fee income momentum
• Growing opportunities to expand product set
Gains on Sale
• SBA Division
• Commercial
• Residential
Minimal dependency on income streams subject to regulatory pressures
• Interchange fees
• Overdraft fees
• Maintenance fees

Diversified and Granular Loan Portfolio

($ in millions)

Select Loan Portfolio Details as of September 30, 2022

Segment	$M	% of Total	Underwriting Standards
Construction	$537	7%	▪ Project feasibility ▪ Developers background and expertise ▪ Strict loan to cost advances ▪ Rental fallback ▪ Plan and cost review ▪ Interest reserve ▪ Personal guarantees with reliance on liquidity ▪ Bank engineer oversight and inspection ▪ Leveraging technology using built software in the construction monitoring process
Multifamily	$2,625	33%	▪ Principals well known in multifamily space ▪ Successful history of strong investments and management track record ▪ Loans stressed by: (i) interest rate +200bps and (ii) 10% vacancy ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Current policy has floor of 5% cap rate ▪ Leverage proprietary underwriting; do not rely solely on borrower expense estimates ▪ Limiting cash out refinancing to a 65% LTV
Non-owner Occupied CRE	$2,397	30%	▪ Principals well known in investment real estate industry with history of low vacancy projects ▪ Property well positioned for the rental market ▪ Breakeven analysis on interest rate, vacancy and cap rate ▪ Personal guarantees with reliance on liquidity
Business Loans	$2,090	27%	▪ Strong financial controls and well-known accounting firm with satisfactory peer review ▪ Low leverage balance sheet with good liquidity ratios ▪ Proven profitability / strong profit margin in stable industry ▪ Personal guarantees with reliance on liquidity ▪ Covenant compliance tracking
Other (e.g. 1-4 Family and Consumer):	$256	3%	
Total Loans:	$7,905	100%	

Source: Company Filings, Regulatory Filings, and Company Designations

Note: Numbers may not sum to 100% due to rounding. Total Loans is gross of unearned net origination fees and excludes PPP.

Loan Portfolio Detail

(excludes PPP)
($ in millions)



Residential/ Consumer, 3%
Business Loans, 27%
Other CRE, 37%
Multifamily, 33%

Type	Balance	Percentage
CRE - Retail	$ 711	9%
CRE - Other / Misc	649	8%
CRE - Office	398	5%
CRE - Warehouse / Industrial	322	4%
CRE - Mixed Use	175	2%
CRE - Land Loan for Future Development	133	2%
CRE - Land Loan (Land Only)	9	<1%
Total CRE - Non-Owner Occupied	**2,397**	**30%**
Construction - Multifamily	296	4%
Construction -Other	130	2%
Construction - 1 to 4 Family	111	1%
Total Construction	**537**	**7%**
Total CRE - Other	**$ 2,934**	**37%**

Multi Family - 25 to 64 units	$ 853	11%
Multi Family - 10 to 24 unit	681	8%
Multi Family - 100 units or more	446	6%
Multi Family - 5 to 9 units	324	4%
Multi Family - 64 units to 99 units	321	4%
Total Multifamily	**$ 2,625**	**33%**

Type	Balance	Percentage
OOC - Other	$ 180	2%
OOC - Retail	155	2%
OOC - Warehouse / Industrial	141	2%
OOC - Office	106	1%
OOC - Office / Warehouse or Mixed Use	104	1%
Total CRE- Owner Occupied	**686**	**8%**
C&I - Service	383	5%
Commercial - Schools	282	4%
C&I - Other	261	3%
C&I - CRE	135	2%
C&I - Distribution	105	1%
C&I - Contactors	103	1%
C&I - Transportation	77	<1%
C&I - Other	58	<1%
Total C&I	**1,404**	**17%**
Total Business Loans	**$ 2,090**	**27%**

Residential - 1st Lien	$ 211	3%
Home Equity and Other	45	<1%
Total Residential	**$ 256**	**3%**

Note: Numbers may not sum to 100% due to rounding
Source: Company Filings, Regulatory Filings, and Company Designations

High Quality Asset Composition and Reserves

Loan Loss Reserves / Loans Receivable



0.76%
0.77%
0.75%
1.27%
1.15%
1.15%
1.14%
1.16%
2017Y
2018Y
2019Y
2020Y
2021Y
1Q 22
2Q 22
3Q 22

Nonperforming Assets / Total Assets



1.29%
0.95%
0.80%
0.82%
0.76%
0.72%
0.69%
0.61%
0.38%
0.44%
0.42%
0.51%
0.48%
0.44%
0.44%
0.39%
2017Y
2018Y
2019Y
2020Y
2021Y
1Q 22
2Q 22
3Q 22
NPAs Excl. Taxi / Total Assets
NPAs / Total Assets

ACL By Segment Type as of September 30, 2022

Segment Type	Balance ($000)
Commercial	$29,689
Commercial Real Estate	54,526
Commercial Construction	3,444
Residential Real Estate	4,053
Consumer	5
Allowance for Credit Losses - Loans	**$91,717**
Allowance for Credit Losses - Unfunded Commitments	2,986
Total Allowance for Credit Losses	**$94,703**

Net Charge-Offs / Avg. Loans



0.41%
0.09%
0.00%
0.00%
0.03%
0.01%
0.02%
0.02%
0.07%
0.00%
0.02%
0.00%
0.03%
0.01%
0.00%
0.00%
2017Y
2018Y
2019Y
2020Y
2021Y
1Q 22
2Q 22
3Q 22
NCOs Excl. Taxi / Avg. Loans Excl. Taxi
Total NCOs / Avg. Loans

**Reflects "Allowance for Credit Losses" in accordance with the Company's adoption of CECL in 2021, prior periods reflect "Allowance for Loan Losses."*
Source: Company Filings, S&P Global Market Intelligence

Strong Underwriting Culture

Comprehensive Underwriting

- Disciplined LTV and DSC standards
- Loan origination process supported by specialized teams of credit analysts
- High-quality direct commercial lending platform with little or no reliance on participants or wholesale purchases
- Prudent growth

Underwriting Process

- Lending authority for commercial loans is tiered by dollar amount and / or collateral category (e.g., unsecured, cash secured, UCC1 secured, and real estate secured)
- Lending authority is limited to aggregation of debt to single borrower / group of related borrowers
- Tech investments reinforce thorough, efficient process

Credit Officer Approval → CEO, CLO and CCO Review → Board Loan Committee Approval

Multi-Faceted Stress Testing

- Every loan tested during underwriting process
- Quarterly modeling performed in conjunction with ALCO processes
- Semi-annual third-party review conducted on approximately two-thirds of the portfolio

Continued Focus on Loan Monitoring

- Team of portfolio managers and loan workout specialists

Proactive Workout Process

- Reflective of philosophy to aggressively address impaired assets in a timely fashion

Deposit Franchise



Average Total Deposits
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
CAGR 15%
Year Ended 2017
Year Ended 2018
Year Ended 2019
Year Ended 2020
Year Ended 2021
Quarter Ended September 2022



Average Demand Noninterest-bearing Deposits
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
CAGR 21%
Year Ended 2017
Year Ended 2018
Year Ended 2019
Year Ended 2020
Year Ended 2021
Quarter Ended September 2022

Deposit Composition as of 9/30/2022



Time 26%
Demand Noninterest-bearing 23%
Nonmaturity interest-bearing 51%

Total Deposits $7.3 Billion

2022 YTD Average Cost of Total Deposits 0.48%

Organic Growth

Opportunities to expand as a result of post-pandemic trends

- Densely populated, lucrative markets
- Strong demand for personalized service among small to mid-sized business owners
- Our target market is largely dominated by the largest institutions in the country, leaving tremendous opportunity for banks catering to middle market businesses
- Diverse economy provides numerous avenues for revenue expansion, while also remaining resilient during severe economic downturns



VT
ME
NH
NY
MA
CT
RI
MI
PA
NJ
DE
OH
IL
IN
WV
VA
MD
DC
KY
NC
TN
SC
MS
AL
GA
FL

Dynamic Expansion

Leveraging technology to drive new opportunities

- Roots in NY/NJ metro area allow the bank to expand with clients as they build out-of-state outposts
- Digital investments coupled with ability to attract top talent allows for dynamic expansion
- Banking Hub model allows ConnectOne to expand in a nimble way
- Relationship-focused model has proven to be a clear differentiator across markets


1002
ConnectOneBank
Now in West Palm Beach, FL
VISIT US ›

Expansion into South Florida

- New office in West Palm Beach, FL supports clients' growth
- Team of 8
- Organic growth accelerating
- Loan origination in excess of $200MM by year end

Enhancing Our Deposit Franchise

Tech Investments

- Partnerships with Mantl and Nymbus provide opportunities to leverage modern tech to efficiently grow deposits and continue to expand our reach
- Mantl will replace our current in branch and online deposit origination software enhancing client experiences and supporting our dynamic growth model
- Nymbus allows us to launch a new B2B vertical on their cloud-based technology, creating a new avenue to target deposit-heavy businesses

Expanded Business Lines

- Continued momentum from our C&I team is accelerating valuable deposit opportunities
- The addition of new teams targeting deposit-focused businesses, such as Healthcare
- ConnectOne is a destination for top talent, allowing us to attract strong deposit generators across business lines

Market Diversification

- Florida market is rich with deposit opportunities
- Continued demand for a relationship banking model in the NY metro market with opportunities for deposit growth in new markets
- Since the pandemic, we've seen clients grow into new and adjacent markets, allowing ConnectOne to tap those deposit markets

Disciplined Expansion Through M&A with Demonstrated Expertise as a Skilled Acquiror

- Completed transaction on January 2, 2019 and integrated systems less than 30 days after closing
- **Value-add transaction; many benefits realized**
  - Loan-to-deposit ratio improved
  - CRE concentration reduced
  - Net interest margin widened
  - Upward trajectory of tangible book value per share continued


Market Expansion
GREATER HUDSON BANK
Leverage Infrastructure
Bank of New Jersey
ConnectOne
Innovation
boefly

- **Completed in-Market Acquisition of $1B Commercial Bank on January 2, 2020**
- **Enhances Scale and Future Growth Opportunities**
  - Further leverages CNOB's leading technology infrastructure
  - Higher legal lending limit
  - Provides expanded technology offerings and broader product suite to BKJ clients
- **Financially Attractive**
  - ~5% accretive to earnings in first year of fully phased in cost savings
  - Tangible book value dilution was earned back in a very short timeframe
  - Geographic overlap provides meaningful cost savings
  - IRR over 25%

BoeFly is a Boston/New York City based FinTech company. With dynamic patented technology, BoeFly is an online marketplace matching small business owners with lenders without exposure to credit risk

- **BoeFly operates as an independent subsidiary**
- **ConnectOne is now one of many partners in the BoeFly network of lenders**
- **Builds fee revenue & allows ConnectOne to jumpstart recently established SBA division**
- **Established digital loan origination platform**

Active M&A Environment

Opportunities in Market Disruption

- **Talent**
  - We've experienced increased success in attracting revenue generating talent.
  - Due to disruption, individuals are seeking out ConnectOne.
- **New Business Lines**
  - The opportunity to pick up clients who have been displaced by transactions creates an opportunity for ConnectOne to accelerate our organic growth.
- **Market Expansion**
  - New team members coupled with new business allows us to expand our reach into new markets.

ConnectOneBank™
a better place to be

Acceleration of Growth: Tech-Forward Leadership

Building a Leading Commercial Bank, Powered by Best-in-Class Technology

Building the Future of Banking

- Investments in technology support the growth of ConnectOne's high performance, low efficiency model
- Continued investments to enhance the bank's online and mobile channels
- Investments in solutions that reimagine bank processes and workflows while enhancing security and compliance measures
- Partnerships with providers outside of the banking industry to build powerful embedded banking solutions

Building a Modern Banking Ecosystem

built

MANTL

Google Workspace

ncino

NYMBUS

ORACLE

USDF CONSORTIUM

aws

Acceleration of Growth: Tech-Forward Leadership

Capitalizing on Niche Specific Opportunities

BoeFly

With both patented and proprietary technology, BoeFly helps connect small to mid-sized businesses with professional loan brokers and lenders across the United States.

- BoeFly operates as a separate, independent division
- Established digital loan origination platform with opportunities to expand product offering
- Builds fee revenue and allows ConnectOne to jumpstart recently established SBA division
- ConnectOne participates as a partner in the BoeFly network of lenders

Today's BoeFly Ecosystem



ConnectOneBank
a better place to be
boefly
Franchisee submits application for vetting and qualification
Completes background check, receives franchisor approval, and potential funding options
Completed small business loan packages
BoeFly provides franchisors vetted and qualified franchisee applicants
Potential Franchisees
Banks
Franchisors

Best-In-Class Efficiency

One of the Best Efficiency Ratios in the Industry

Historical Operating Performance



55.8 %
54.8 %
54.9 %
56.2 %
55.8 %
56.2 %
51.9 %
51.2 %
40.1 %
41.4 %
41.9 %
40.9 %
38.3 %
38.7 %
39.1 %
38.4 %
2.10 %
2.10 %
2.04 %
1.92 %
1.91 %
1.95 %
1.91 %
1.91 %
1.34 %
1.32 %
1.36 %
1.39 %
1.38 %
1.41 %
1.51 %
1.39 %
2017Y
2018Y
2019Y
2020Y
2021Y
1Q22
2Q22
3Q22
CNOB Efficiency Ratio
Peers Efficiency Ratio
CNOB Operating NIE / Avg. Assets
Peers Operating NIE / Avg. Assets

Locations utilize technology to serve as "business hubs" supporting clients beyond geographic footprint

$19MM Assets Per Employee



Efficiency ratio includes investments in infrastructure to propel the franchise past $10B

Source: Company Filings, S&P Global Market Intelligence
Note: Please refer to Non-GAAP reconciliation in Appendix.
1 CNOB disclosed Operating Efficiency Ratio and Operating NIE / Avg. Assets.
2 Efficiency Ratio and Noninterest Expense / Avg. Assets as reported by S&P Global Market Intelligence. Peers include BHLB, BRKL, CUBI, EBTC, EGBN, FFIC, FLIC, INDB, LBAI, OCFC, PFS, PGC, SASR, UVSP, and WASH.

A People First Culture with Recognized Success


ConnectOneBank
a better place to be
#24
2022 Top Bank
with assets $5B to $50B
BankDirector


NJBIZ
Best Places
to Work
NJ
2022


We are proud to be
WELL Health-Safety Rated!
INTERNATIONAL WELL BUILDING INSTITUTE
WELL
HEALTH-SAFETY
RATED
2022
ConnectOneBank
a better place to be

Strategy & Vision

CNOB: A Compelling Investment Opportunity

- Consistent Financial Performance- Among Best-in-Class
- Solid Credit Culture with Disciplined Lending Philosophy
- Track Record of Superior Organic Growth
- Financially Prudent Acquiror and Experienced & Efficient Merger Integrator
- Benefitting from Current Industry Consolidation and Disruption
- Committed to Future State of Banking, Technology and Operational Efficiency
- Capital Strength and Flexibility, Enhanced Further Through Preferred Offering

ConnectOne Bancorp, Inc.

Appendix

Loan Growth Metrics (ex. PPP)


Loan Portfolio & Origination Metrics ($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$-
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
3.83%
$708
$408
$300
4.64%
3.90%
$714
$491
$223
4.56%
3.77%
$879
$553
$326
4.50%
4.02%
$585
$394
$191
4.67%
4.68%
$924
$596
$328
5.54%
4.77%
$1,038
$407
$631
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
Gross Loan Fundings
Loans Paidoff
Net Growth
Average Funding Coupon
Average Portfolio Yield


CRE Geography as of September 30, 2022
Manhattan Multifamily 4%
Manhattan Other 3%
Other NYC Boroughs 17%
NY (Ex NYC) 10%
FL 5%
Other 7%
NJ 54%


CRE Originations YTD 2022 by Geography
Manhattan Multifamily 4%
Manhattan Other 2%
Other NYC Boroughs 15%
NY (Ex NYC) 13%
FL 9%
Other 15%
NJ 42%

Note: Quarterly average portfolio yield reflects annualized rates for loans receivable and loans held-for-sale while including loan fee income, accretion of purchase accounting adjustments, PPP fee income and tax-free interest income presented on a tax equivalent basis using a 21% federal tax rate.

Reconciliation of GAAP and Non-GAAP Measures

($'s in thousands)	As of or For the Quarters Ended, Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021
Return on Equity Measures					
Net Income Available to Common Sotckholders	$ 27,406	$ 30,849	$ 29,872	$ 31,321	$ 32,097
Amortization of Core Deposit Intangibles - After Tax	286	303	303	338	338
Net Income Adjusted for Intangible Expenses	**$ 27,692**	**$ 31,152**	**$ 30,175**	**$ 31,659**	**$ 32,435**
Average stockholders' equity	$ 1,160,448	$ 1,143,097	$ 1,131,968	$ 1,113,524	$ 1,032,195
Less: Average Preferred Stock	(110,927)	(110,927)	(110,927)	(110,927)	(51,847)
Average Common Equity	$ 1,049,521	$ 1,032,170	$ 1,021,041	$ 1,002,597	$ 980,348
Less: Average Intangible Assets	(216,360)	(216,786)	(217,219)	(217,685)	(218,170)
Average Tangible Common Equity	**$ 833,161**	**$ 815,834**	**$ 803,822**	**$ 784,912**	**$ 762,178**
Return on Average Common Equity (GAAP)	**10.36%**	**11.99%**	**11.87%**	**12.39%**	**12.99%**
Return on Average Tangible Common Equity[1] (non-GAAP)	**13.19%**	**15.32%**	**15.22%**	**16.00%**	**16.88%**
Net Interest Margin					
Net Interest Income (Tax Equivalent Basis)	$ 78,850	$ 76,146	$ 70,842	$ 70,890	$ 68,761
Impact of Purchase Accounting Fair Value Marks	(885)	(1,014)	(1,179)	(1,674)	(1,849)
Adjusted Net Interest Income (Tax Equivalent Basis)	**$ 77,965**	**$ 75,132**	**$ 69,663**	**$ 69,216**	**$ 66,912**
Average Interest-Earning Assets	$ 8,500,316	$ 7,807,445	$ 7,753,881	$ 7,508,973	$ 7,321,771
Net Interest Margin (GAAP)	**3.68%**	**3.91%**	**3.71%**	**3.75%**	**3.73%**
Adjusted Net Interest Margin[2] (Non-GAAP)	**3.64%**	**3.86%**	**3.64%**	**3.66%**	**3.63%**
Reconciliation of GAAP Earnings to Earnings Excluding the Following Items:					
Net Income	$ 28,915	$ 32,358	$ 31,381	$ 33,038	$ 32,097
Income Tax Expense	10,425	11,889	11,351	12,301	10,881
Provision for Loan Losses	10,000	3,000	1,450	815	1,100
Pre-Provision Net Revenue	**$ 49,340**	**$ 47,247**	**$ 44,182**	**$ 46,154**	**$ 44,078**
Average Assets	$ 9,030,589	$ 8,322,823	$ 8,263,382	$ 8,027,169	$ 7,837,997
Return on Average Assets	**1.27%**	**1.56%**	**1.54%**	**1.63%**	**1.62%**
PPNR / Average Assets	**2.17%**	**2.28%**	**2.17%**	**2.28%**	**2.23%**

Source: Company Filings

1 *Earnings available to common stockholders excluding amortization of intangible assets divided by average tangible common equity.*

2 *Adjusted net interest margin excludes impact of purchase accounting fair value marks.*

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	2017	2018	2019	2020	2021
Efficiency Measures								
Total Noninterest Expenses	$ 32,143	$ 31,703	$ 29,230	$ 78,759	$ 70,454	$ 92,228	$ 121,001	$ 109,011
Amortization of Core Deposit Intangibles	(409)	(434)	(433)	(724)	(627)	(1,408)	(2,559)	(1,981)
Merger Expenses	-	-	-	-	(1,335)	(8,955)	(14,640)	-
FDIC Small Bank Assessment of Credit	-	-	-	-	-	1,310	-	-
Loss on Extinguishment of Debt	-	-	-	-	-	(1,047)	-	-
Increase in Valuation Allowance, Loans Held-for-Sale	-	-	-	(15,592)	-	-	-	-
Foreclosed Property Expense	-	-	-	(249)	(266)	(81)	3	-
Operating Noninterest Expense	**$ 31,734**	**$ 31,269**	**$ 28,797**	**$ 62,194**	**$ 68,226**	**$ 82,047**	**$ 103,805**	**$ 107,030**
Net Interest Income (Tax Equivalent Basis)	$ 78,850	$ 76,146	$ 70,842	$ 148,481	$ 159,140	$ 187,964	$ 239,879	$ 264,657
Noninterest Income	3,322	3,359	3,054	8,204	5,473	8,035	14,400	15,691
Insurance Company Recovery	-	-	-	-	-	-	-	-
Net Gain on Sale of Branches	-	-	-	-	-	-	-	(674)
Net Losses / (Gains) on Equity Securities	430	405	596	-	266	(294)	(202)	373
Net Losses / (Gains) Losses on Sales/Redemptions of Securities	-	-	-	(1,596)	-	280	(29)	(195)
Operating Revenue	**$ 82,602**	**$ 79,910**	**$ 74,492**	**$ 155,089**	**$ 164,879**	**$ 195,985**	**$ 254,048**	**$ 279,852**
Average Assets	$ 9,030,589	$ 8,322,823	$ 8,263,382	$ 4,629,380	$ 5,159,567	$ 6,014,535	$ 7,453,474	$ 7,735,228
Operating Efficiency Ratio[1] (non-GAAP)	**38.4%**	**39.1%**	**38.7%**	**40.1%**	**41.4%**	**41.9%**	**40.9%**	**38.2%**
Annualized Operating NIE / Average Assets	**1.39%**	**1.51%**	**1.41%**	**1.34%**	**1.32%**	**1.36%**	**1.39%**	**1.38%**

Source: Company Filings

1 Operating noninterest expense divided by operating revenue.

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands, except per share data)	As of or For the Quarters Ended,			As of or For the Years Ended December 31,				
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	2017	2018	2019	2020	2021
Book Value Per Share:								
Stockholders equity	$ 1,148,295	$ 1,143,147	$ 1,138,519	$ 565,437	$ 613,927	$ 731,190	$ 915,310	$ 1,124,212
Less: Preferred Stock	(110,927)	(110,927)	(110,927)	-	-	-	-	(110,927)
Common Equity	$ 1,037,368	$ 1,032,220	$ 1,027,592	$ 565,437	$ 613,927	$ 731,190	$ 915,310	$ 1,013,285
Less: Intangible Assets	(216,093)	(216,502)	(216,936)	(148,273)	(147,646)	(168,034)	(219,349)	(217,369)
Tangible Common Equity	**$ 821,275**	**$ 815,718**	**$ 810,656**	**$ 417,164**	**$ 466,281**	**$ 563,156**	**$ 695,961**	**$ 795,916**
Common Shares Outstanding	39,243,123	39,243,123	39,518,411	32,071,860	32,328,542	35,072,066	39,785,398	39,568,090
Tangible Book Value Per Share[1] (non-GAAP)	**$ 20.93**	**$ 20.79**	**$ 20.51**	**$ 13.01**	**$ 14.42**	**$ 16.06**	**$ 17.49**	**$ 20.12**

Source: Company Filings

1 Tangible common equity divided by common shares outstanding at period end.

Reconciliation of GAAP and Non-GAAP Measures, Continued

($'s in thousands)

	As of or For the Quarters Ended,							
	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	2017	2018	2019	2020	2021
Net Loan Charge-Off (Recoveries) Detail:								
Average Loans (Including Loans Held-for-Sale and Nonaccrual Loans)	$ 7,582,371	$ 7,008,174	$ 6,871,477	$ 3,811,922	$ 4,330,874	$ 5,049,458	$ 6,198,753	$ 6,419,610
Net Loan Charge-Offs (Recoveries):								
Charge-Offs	$ 413	$ 302	$ 274	$ 239	$ 18,011	$ 5,076	$ 900	$ 2,397
Recoveries	(53)	(32)	(32)	(243)	(117)	(315)	(833)	(405)
Net Loan Charge-Offs (Recoveries)	**$ 360**	**$ 270**	**$ 242**	**$ (4)**	**$ 17,894**	**$ 4,761**	**$ 67**	**$ 1,992**
Net Taxi Charge-Offs	$ 277	$ 237	$ 49	$ -	$ 17,000	$ 1,000	$ -	$ -
Net Loan Charge-Off (Excluding Taxi Net Charge-Offs)	**$ 83**	**$ 33**	**$ 193**	**$ (4)**	**$ 894**	**$ 3,761**	**$ 67**	**$ 1,992**
Net Loan Charge-Offs (Recoveries) as a % of Average Loans Receivable (Annualized)	**0.02%**	**0.02%**	**0.01%**	**(0.00%)**	**0.41%**	**0.09%**	**0.00%**	**0.03%**
Net Loan Charge-Offs (Recoveries) (Excluding Taxi Net Charge-Offs) as a % of Average Loans Receivable (Annualized)	**0.00%**	**0.00%**	**0.01%**	**(0.00%)**	**0.02%**	**0.07%**	**0.00%**	**0.03%**
Asset Quality								
Nonaccrual Taxi Medallion Loans	$ 20,285	$ 21,831	$ 22,818	$ 46,765	$ 28,043	$ 23,431	$ 23,024	$ 23,018
Nonaccrual Taxi Medallion Loans Held-for-Sale	-	-	-	-	-	-	-	-
Nonaccrual Loans (Excluding Taxi Medallion Loans)	37,162	38,925	36,585	18,848	23,812	26,050	38,672	38,682
Other Real Estate Owned	264	316	316	538	-	-	-	-
Total Nonperforming Assets	**$ 57,711**	**$ 61,072**	**$ 59,719**	**$ 66,151**	**$ 51,855**	**$ 49,481**	**$ 61,696**	**$ 61,700**
Total Assets	$ 9,478,252	$ 8,841,506	$ 8,334,301	$ 5,108,442	$ 5,462,092	$ 6,174,032	$ 7,547,339	$ 8,129,480
Nonperforming Assets as a % of Total Assets	**0.61%**	**0.69%**	**0.72%**	**1.29%**	**0.95%**	**0.80%**	**0.82%**	**0.76%**
Nonperforming Assets Excluding Nonaccrual Taxi Medallion Loans as a % of Total Assets	**0.39%**	**0.44%**	**0.44%**	**0.38%**	**0.44%**	**0.42%**	**0.51%**	**0.48%**